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                                                                EXHIBIT NO. 10.3

Prepared by:

James L. Morgan, Esq.
Henderson & Morgan, LLC
164 Hubbard Way, Suite B
Reno, NV  89502

                FOURTH AMENDMENT TO A CREDIT LINE DEED OF TRUST,
                   FIXTURE FILING AND SECURITY AGREEMENT WITH
             ASSIGNMENT OF RENTS AND NOTICE OF ADDITIONAL COMMITMENT
                                      (MPI)

     [THIS INSTRUMENT SECURES AN OBLIGATION THAT MAY INCREASE AND DECREASE FROM TIME TO TIME.]

     NOTICE: THIS INSTRUMENT MODIFIES THAT CERTAIN INSTRUMENT ENTITLED "A CREDIT LINE DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS (MPI)" WHICH WAS EXECUTED UNDER DATE OF DECEMBER 20, 1999 BY MOUNTAINEER PARK, INC., A WEST VIRGINIA CORPORATION, AS GRANTOR AND DEBTOR, AND RECORDED IN THE OFFICIAL RECORDS OF HANCOCK COUNTY, WEST VIRGINIA (THE "OFFICIAL RECORDS") ON DECEMBER 27, 1999 IN TRUST DEED BOOK 395 AT PAGE 468 AS INSTRUMENT NO. 020482, AS SUCH INSTRUMENT HAS BEEN AMENDED BY: (i) THAT CERTAIN INSTRUMENT ENTITLED "FIRST AMENDMENT TO A CREDIT LINE DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS AND NOTICE OF ADDITIONAL COMMITMENT (MPI)" WHICH WAS EXECUTED BY MOUNTAINEER PARK, INC., A WEST VIRGINIA CORPORATION, AS GRANTOR AND DEBTOR, AND RECORDED IN THE OFFICIAL RECORDS ON JUNE 6, 2000 IN TRUST DEED BOOK 401 AT PAGE 648 AS INSTRUMENT NO. 023849; (ii) THAT CERTAIN INSTRUMENT ENTITLED "SECOND AMENDMENT TO A CREDIT LINE DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS AND NOTICE OF ADDITIONAL COMMITMENT (MPI)" WHICH WAS EXECUTED BY MOUNTAINEER PARK, INC., A WEST VIRGINIA CORPORATION, AS GRANTOR AND DEBTOR, AND RECORDED IN THE OFFICIAL RECORDS ON AUGUST 18, 2000 IN

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     TRUST DEED BOOK 404 AT PAGE 274 AS INSTRUMENT NO. 000964; AND (iii) THAT
     CERTAIN INSTRUMENT ENTITLED "THIRD AMENDMENT TO A CREDIT LINE DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS AND NOTICE OF ADDITIONAL COMMITMENT (MPI)" WHICH WAS EXECUTED BY MOUNTAINEER PARK, INC., A WEST VIRGINIA CORPORATION, AS GRANTOR AND DEBTOR, AND RECORDED IN THE OFFICIAL RECORDS ON AUGUST 3, 2001 IN TRUST DEED BOOK 421 AT PAGE 592 AS INSTRUMENT NO. 000869 AND RERECORDED ON AUGUST 13, 2001 IN TRUST DEED BOOK 422 AT PAGE 345 AS DOCUMENT NO. 001094; (COLLECTIVELY, THE "EXISTING DEED OF TRUST"). THE MODIFICATIONS TO THE EXISTING DEED OF TRUST WHICH ARE MADE HEREBY INCLUDE, WITHOUT LIMITATION, AN INCREASE IN THE CREDIT SECURED BY THE EXISTING DEED OF TRUST SO THAT THE EXISTING DEED OF TRUST, AS SO MODIFIED, SECURES CREDIT IN THE INITIAL MAXIMUM PRINCIPAL AMOUNT OF EIGHTY-FIVE MILLION DOLLARS ($85,000,000.00) TOGETHER WITH: (i) INTEREST ON THE OUTSTANDING PORTION OF SAID PRINCIPAL AMOUNT; AND (ii) OTHER AMOUNTS DESCRIBED HEREIN.

          THIS FOURTH AMENDMENT TO A CREDIT LINE DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS AND NOTICE OF ADDITIONAL COMMITMENT (MPI) (the "Fourth Amendment to Deed of Trust") is made as of the 1st day of April, 2002 by and among MOUNTAINEER PARK, INC., a West Virginia corporation, as grantor and debtor (hereinafter referred to as "Grantor"), JOYCE
F. OFSA and G. THOMAS BATTLE, both residents of Kanawha County, West Virginia, as trustees (hereinafter collectively referred to as "Trustee"), and WELLS FARGO BANK, National Association, as Agent Bank on behalf of the Lenders and the Swingline Lender, all of which are defined and described in the Credit Agreement referred to below, as secured party (together with its successors and assigns, hereinafter referred to as "Secured Party").

                              W I T N E S S E T H:

          A. Grantor executed A Credit Line Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (MPI) (hereinafter the "Original Deed of Trust"), to Trustee, as trustee, for the benefit of Secured Party, dated December 20, 1999, and recorded in the Official Records of Hancock County, West Virginia (the "Official Records") on December 27, 1999 in Trust Deed Book 395 at Page 468 as Instrument No. 020482. The Original Deed of Trust was amended by: i) that certain First Amendment to A Credit Line Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment
(MPI), which was recorded in the Official Records on June 6, 2000 in Trust Deed Book No. 401 at Page 648 as

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Instrument No. 023849; (ii) that certain Second Amendment to A Credit Line Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment (MPI), which was recorded in the Official Records on August 18, 2000 in Trust Deed Book No. 404 at Page 274 as Instrument No. 000964; and (iii) that certain Third Amendment to A Credit Line Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment (MPI), which was recorded in the Official Records on August 3, 2001 in Trust Deed Book No. 421 at Page 592 as Instrument No. 000869 and recorded in the Official Records on August 3, 2001 in Trust Deed Book 421 at Page 592 as Instrument No. 000869 and rerecorded on August 13, 2001 in Trust Deed Book 422 at Page 345 as Document No. 001094. The Original Deed of Trust as so amended is collectively referred to herein as the "Existing Deed of Trust".

          B. The Existing Deed of Trust secures payment and performance under the following (among other obligations):

               (i) That certain Amended and Restated Credit Agreement executed under date of August 15, 2000 (the "Restated Credit Agreement") by Grantor, MTR Gaming Group, Inc., a Delaware corporation, Speakeasy Gaming of Las Vegas, Inc., a Nevada corporation and Speakeasy Gaming of Reno, Inc., a Nevada corporation (collectively, "Original Borrowers"), the Lenders party thereto (together with their successors and assigns, the "Lenders"), the Swingline Lender party thereto (together with its successors and assigns, the "Swingline Lender") and Secured Party, as such Restated Credit Agreement was amended by: (aa) that certain First Amendment to Amended and Restated Credit Agreement dated July 30, 2001 (the "First Amendment to Credit Agreement") by and among Original Borrowers, Presque Isle Downs, Inc., a Pennsylvania corporation ("PIDI"), Lenders, Swingline Lender and Secured Party (with Original Borrowers, PIDI, and any other entity which hereafter becomes a Borrower under the Credit Agreement, being collectively referred to herein as the "Borrowers"); and (bb) that certain Second Amendment to Amended and Restated Credit Agreement dated October 16, 2001 by and among Borrowers, Lenders, Swingline Lender and Secured Party (with the Restated Credit Agreement, as so amended, and as it may hereafter be renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, being collectively referred to herein as the "Credit Agreement"); all pursuant to which, among other things: (y) the Lenders provided a reducing revolving credit facility to the Existing Borrowers with an initial maximum principal amount of Seventy-five Million Dollars ($75,000,000.00) (the "Existing Credit Facility"); and (z) the Swingline Lender provided a swingline subfacility, under the Existing Credit Facility, in the maximum principal amount of Five Million Dollars ($5,000,000.00) (as it may be renewed,

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          extended, amended, restated, replaced, substituted or otherwise modified from time to time, the "Swingline Facility");

               (ii) That certain Revolving Credit Promissory Note (Second Restated) which was executed by Borrowers under date of July 30, 2001 and is payable to the order of Secured Party in the principal amount of Seventy-five Million Dollars ($75,000,000.00), all for the purpose of evidencing Borrowers' obligation (among other obligations) to repay amounts advanced under the Existing Credit Facility, together with accrued interest thereon (the "Existing RLC Note"); and

               (iii) That certain Swingline Note which was executed by Original Borrowers under date of August 15, 2000 (and which was assumed by PIDI, on a joint and several basis with the Original Borrowers, pursuant to the First Amendment to Credit Agreement) and is payable to the order of the Swingline Lender in the principal amount of Five Million Dollars ($5,000,000.00), all for the purpose of evidencing Borrowers' obligation (among other obligations) to repay amounts advanced under the Swingline Facility together with accrued interest thereon (as it may be renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, the "Swingline Note").

          C. The Credit Agreement provides, among other things, that upon occurrence of the Second Increase Effective Date, which is defined therein, the maximum amount available for borrowing under the Existing Credit Facility shall be increased from Seventy-five Million Dollars ($75,000,000.00) to Eighty-five Million Dollars ($85,000,000.00) (the "Commitment Increase").

          D. The Second Increase Effective Date has occurred and the Commitment Increase has become effective. The Existing Credit Facility, as modified pursuant to the Commitment Increase, and as it may be further renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, is collectively referred to herein as the "Credit Facility."

          E. Borrowers executed and delivered to Beneficiary a Revolving Credit Note (Third Restated), which is dated concurrently, or substantially concurrent, herewith, in a maximum principal amount of Eighty-five Million Dollars ($85,000,000.00) (the "Restated RLC Note" and, as it may be renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time, the "RLC Note"), for the purpose of restating the Existing RLC
Note in order to provide, among other things, for the Existing RLC Note, as so restated, to evidence Borrowers' obligation to repay amounts advanced under the Credit Facility, together with accrued interest thereon.

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          F.   Grantor and Secured Party now wish to amend the Existing Deed of
Trust for the purpose, among other things, of: (i) providing record notice of the Commitment Increase and the Restated RLC Note; (ii) confirming that the Existing Deed of Trust secures Borrowers' payment and performance under the Credit Agreement and the RLC Note; and (iii) to the extent that Borrowers' payment and performance under the Credit Agreement and the RLC Note may not be secured by the Existing Deed of Trust, amending the Existing Deed of Trust to so secure such payment and performance; (collectively, the "Deed of Trust Modifications").

          NOW, THEREFORE, for the purpose, among other things, of: (i) amending the Existing Deed of Trust; and (ii) providing for the Deed of Trust Modifications; all as hereinafter set forth, and for other good and valuable consideration, the parties hereto do agree as follows:

          1. FOR AND IN CONSIDERATION OF THE INDEBTEDNESS AND TRUSTS HEREINAFTER SET FORTH AND OF THE SUM OF TEN DOLLARS ($10.00), CASH IN HAND PAID, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED:

          Grantor grants, bargains, sells, transfers, conveys and assigns the following described real property and related collateral to Trustee, in trust, with power of sale, to have and to hold the same unto Trustee and its successors in interest for and on behalf of Secured Party upon the trusts, covenants and agreements set forth in the Existing Deed of Trust, as amended hereby:

                            DESCRIPTION OF COLLATERAL

          All right, title and interest of Grantor which is now owned, or hereafter acquired, in or to that certain real property situate in Grant and Clay Districts, Hancock County, West Virginia, that is more particularly described on that certain exhibit marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof (the "Land"), together with and including, without limitation:

               (a) all right, title and interest of Grantor whether now owned or hereafter acquired, in or to any real property lying within the right of way of any street, open or proposed, which adjoins any of said Land and any and all sidewalks, bridges, elevated walkways, tunnels, alleys, strips and gores of real property adjacent to, connecting or used in connection with any of said Land (collectively, the "Adjacent Property");

               (b) all buildings, structures and all other improvements and fixtures that are, or that may be hereafter erected or placed on, or in, the Land and all right, title and interest of Grantor which is now owned or hereafter

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          acquired, in or to, all buildings, structures and all other improvements and fixtures that are, or that may be hereafter, erected or placed on, or in, any of the Adjacent Property (collectively, the "Improvements");

               (c) all water rights and conditional water rights that are now, or may hereafter be, appurtenant to, used in connection with or intended for use in connection with the Land, the Adjacent Property and/or the Improvements, including, without limitation: (i) ditch, well, pipeline, spring and reservoir rights, whether or not adjudicated or evidenced by any well or other permit; (ii) all rights with respect to groundwater underlying the Land or the Adjacent Property; and (iii) any permit to construct any water well, water from which is intended to be used in connection with the Land or the Adjacent Property (collectively, the "Water Rights", and together with the Land, the Adjacent Property and the Improvements, the "Real Estate");

               (d) all present and future interest of Grantor as lessor, sublessor, licensor, concessionor, franchisor, grantor, or similar party to any lease, sublease, license, concession, franchise and other use or occupancy agreement now or hereafter relating to any of the Real Estate and all renewals, extensions, amendments, restatements and other modifications thereof (collectively, the "Occupancy Agreements");

               (e) all present and future rents, issues, products, earnings, revenues, payments, profits, royalties and other proceeds and income of the Real Estate, and of any activities conducted thereon or in connection therewith, subject specifically to the prior rights of the West Virginia Lottery Commission in accordance with West Virginia Code
          Section 29-22A-10(b), regardless of whether such proceeds or income accrue by virtue of the Occupancy Agreements, or otherwise (collectively, the "Rents"), subject, however, to the absolute assignment given to Secured Party in Section 9 of the Existing Deed of Trust, as amended hereby, entitled Assignment of Rents, and to which Section this grant to the Trustee is subject and subordinate;

               (f) all and singular the tenements, easements, hereditaments and appurtenances now, or hereafter, belonging to or in any wise appertaining to the Real Estate and/or the Rents and the reversion and reversions, remainder and remainders thereof and all the estate, right, title, interest or other claim which Grantor now has or hereafter may acquire of, in and to the Real Estate, the Occupancy Agreements, the Rents and/or any part thereof, with the appurtenances thereto (collectively, the "Other Interests"); and

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               (g)  all right, title and interest of Grantor, whether now owned, or hereafter acquired, in or to, the Personal Property which is referred to by the Existing Deed of Trust.

The Real Estate, the Occupancy Agreements, the Rents and the Other Interests are hereinafter collectively referred to as the "Real Property". The foregoing grant of the Real Property is the same grant which was made by the Original Deed of Trust and is repeated herein for the purpose of facilitating the Deed of Trust Modifications.

          2. The Existing Deed of Trust, as amended hereby, and all collateral thereby encumbered shall secure the following (collectively, the "Secured Obligations"):

               (a) Payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of: (i) the principal sum which is, at any time, advanced and unpaid under the Credit Facility, not to exceed Eighty-five Million Dollars ($85,000,000.00) at any one time, all on a reducing revolving line of credit basis; (ii) interest and other charges accrued on said principal sum, or accrued on interest and other charges then outstanding under the Credit Facility (all including, without limitation, interest and other charges that would accrue on such obligations but for the filing of a petition in Bankruptcy with respect to any of the Borrowers); and
(iii) any other obligations of Borrowers under the RLC Note (including, without limitation, obligations pursuant to modifications of the RLC Note which increase the maximum amount available for borrowing thereunder); all according to the terms and conditions of the RLC Note, an unexecuted copy of which is attached hereto as "Exhibit B" and incorporated by reference herein.

               (b) Payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of: (i) the principal sum which is, at any time, advanced and unpaid under the Swingline Facility, not to exceed Five Million Dollars ($5,000,000.00) at any one time, all on a revolving line of credit basis; (ii) interest and other charges accrued on said principal sum, or accrued on interest and other charges then outstanding under the Swingline Facility (all including, without limitation, interest and other charges that, but for the filing of a petition in bankruptcy with respect to Borrowers, or any of them, would accrue on such obligations) (including, without limitation, obligations pursuant to modifications of the Swingline Note which increase the maximum amount available for borrowing thereunder); and (iii) any other obligations of Borrowers under the Swingline Note; all according to the terms and conditions of said Swingline Note, an unexecuted copy of which is attached hereto as "Exhibit C" and incorporated by reference herein.

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               (c)  Payment and performance of every obligation, covenant, promise and agreement of Grantor contained in the Existing Deed of Trust, as amended by the Fourth Amendment to Deed of Trust, and as it may be further renewed, extended, amended, restated, replaced, substituted or otherwise modified from time to time (collectively, the "Deed of Trust") or incorporated into the Deed of Trust by reference (other than obligations which Grantor may have under the Deed of Trust to make payment or perform under the Environmental Certificate, which is defined in the Existing Deed of Trust), including, without limitation, reimbursement of any sums paid or advanced by Secured Party pursuant to the terms of the Deed of Trust.

               (d) Payment of the expenses and costs incurred or paid by Secured Party in the preservation and enforcement of the rights and remedies of Secured Party and the duties and liabilities of Grantor under the Deed of Trust, including, but not by way of limitation, reasonable attorney's fees, court costs, witness fees, expert witness fees, collection costs, Trustee's fees, foreclosure costs and reasonable costs and expenses paid by Secured Party in performing for Grantor's account any obligation of said Grantor.

               (e) Payment of any sums which may hereafter be owing by Borrowers, or any of them, to Secured Party or any of its affiliates, under the terms of any interest rate swap agreement, interest rate cap agreement, basis swap agreement, forward rate agreement, interest collar agreement or interest floor agreement to which any of the Borrowers may be a party, or under any other agreement or arrangement to which any of the Borrowers may be a party, which in each case is designed to protect any of the Borrowers against fluctuations in interest rates or currency exchange rates with respect to any other indebtedness secured by the Deed of Trust.

               (f) Payment of additional sums and interest thereon which may hereafter be loaned to any of the Borrowers pursuant to the Credit Agreement when evidenced by a promissory note or notes which recite that the Deed of Trust is security therefor.

               (g) Performance and payment of every obligation, warranty, representation, covenant, agreement and promise of Borrowers, or any of them, contained in the Credit Agreement, excluding any obligation which Borrowers, or any of them, may have to perform any obligations under the Environmental Certificate.

               (h) Performance and payment of every obligation, warranty, representation, covenant, agreement and promise of Borrowers, or any of them, contained in any of the Loan Documents which are defined in the Credit Agreement (other than the Environmental Certificate).

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          3.   Grantor expressly understands and agrees that the Existing Deed of Trust, as amended hereby, continues to secure future advances or extensions of credit with interest thereon that the Secured Party shall make to Borrowers from time to time. In addition to advances which were made at the time of recording the Existing Deed of Trust, or which have been made subsequent to recording of the Existing Deed of Trust, the Deed of Trust shall additionally secure all further advances, whether made at the time of recording hereof or to be made in the future, all as if such advances were made on the date of recording of the Existing Deed of Trust. However, the aggregate maximum principal amount of the indebtedness secured by the Deed of Trust at any one time outstanding shall not exceed the sum of Eighty-five Million Dollars ($85,000,000.00). THE FUTURE ADVANCES TO BE SECURED BY THE DEED OF TRUST ARE INTENDED TO BE OBLIGATORY FOR PURPOSES OF WEST VIRGINIA CODE Section 38-1-14
(a)(3).

          4.   All references which are made in the Existing Deed of Trust, to:

               "Credit Agreement" shall have the meaning set forth by Recital B of the Fourth Amendment to Deed of Trust.

               "Credit Facility" shall have the meaning set forth by Recital B of the Fourth Amendment to Deed of Trust.

               "Deed of Trust" shall have the meaning set forth by Paragraph 2 of the Fourth Amendment to Deed of Trust.

               "Note" shall mean a collective reference to the RLC Note and the Swingline Note.

               "Secured Obligations" shall have the meaning set forth by Paragraph 2 of the Fourth Amendment to Deed of Trust.

          5. All other trusts, covenants and agreements contained in the Existing Deed of Trust are hereby specifically referred to by this reference and are incorporated into this instrument as though fully set forth herein, except as modified herein, it being the intent of Grantor to subject the real property, personal property and all other collateral described in the Existing Deed of Trust, including, without limitation, the real property described on "Exhibit A" attached hereto and, by this reference, incorporated herein, to all of the same trusts, covenants and agreements to the same extent and with the same force and effect as though fully restated herein.

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          6.   This Fourth Amendment to Deed of Trust may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute but one and the same document.

          IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.

GRANTOR:                                  SECURED PARTY:

MOUNTAINEER PARK, INC.,                   WELLS FARGO BANK, National
a West Virginia corporation               Association, as Agent Bank


By /s/ Edson R. Arneault                  By /s/ Virginia S. Christenson
   ---------------------                    ----------------------------
   Edson R. Arneault,                        Virginia S. Christenson,
   President                                 Vice President


STATE OF WEST VIRGINIA,

COUNTY OF ____________, TO WIT:

          The foregoing instrument was acknowledged before me this ____ day of ___________, 2002, by EDSON R. ARNEAULT as President of MOUNTAINEER PARK, INC., a West Virginia corporation, on behalf of said corporation.

          My commission expires: _______________________.


                                  -------------------------------------
                                  Notary Public


[NOTARIAL SEAL]

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STATE OF NEVADA,

COUNTY OF CLARK, TO WIT:

          The foregoing instrument was acknowledged before me this _____ day of ___________, 2002, by VIRGINIA S. CHRISTENSON, as Vice President of WELLS FARGO BANK, National Association, Agent Bank, on behalf of said national banking association.

          My commission expires: _______________________.


                                  -------------------------------------
                                  Notary Public

[NOTARIAL SEAL]


This Fourth Amendment to Deed of Trust was prepared by James L. Morgan, Esq., Henderson & Morgan, LLC, 164 Hubbard Way, Suite B, Reno, Nevada 89502; (775) 825-7000.

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